Equity Method Investment	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Equity Method Investment
Investment in FOX
Fox Factory Holding Corp. ("FOX"), a former majority owned subsidiary of the Company that is publicly traded on the NASDAQ Stock Market under the ticker "FOXF," is a designer, manufacturer and marketer of high-performance ride dynamic products used primarily for bicycles, side-by-side vehicles, on-road vehicles with off-road capabilities, off-road vehicles and trucks, all-terrain vehicles, snowmobiles, specialty vehicles and applications, and motorcycles. The Company held a 41%, ownership interest in FOX as of January 1, 2016, and a 14% ownership interest as of January 1, 2017. The investment in FOX was accounted for using the fair value option.
In March 2016, FOX closed on a secondary public offering of 2,500,000 shares of FOX common shares held by the Company. Concurrently with the closing of the March Offering, FOX repurchased 500,000 shares of FOX common stock held by the Company. As a result of the sale of shares through the March Offering and the repurchase of shares by FOX, the Company sold a total of 3,000,000 shares of FOX common stock, with total net proceeds of approximately $47.7 million. Upon completion of the March Offering and repurchase of shares by FOX, the Company's ownership interest in FOX was reduced from approximately 41% to 33%.
In August 2016, FOX closed on a secondary public offering of 4,025,000 shares held by certain FOX shareholders, including the Company. The Company sold a total of 3,500,000 shares of FOX common stock in the August Offering, for total net proceeds of $63.0 million. Upon completion of the August offering, the Company's ownership of FOX decreased from approximately 33% to approximately 23%.
In November 2016, FOX closed on a secondary offering of 3,500,000 shares of FOX common stock held by the Company, for total net proceeds of $71.8 million. Upon completion of the August offering, our ownership of FOX decreased from approximately 23% to approximately 14%.
In March 2017, FOX closed on a secondary public offering (the "March 2017 Offering") through which the Company sold their remaining 5,108,718 shares in FOX for total net proceeds of $136.1 million. Subsequent to the March 2017 Offering, the Company no longer holds an ownership interest in FOX.
The sale of a portion of the Company's FOX shares in March 2016, August 2016, November 2016 and March 2017 qualified as a Sale Event under the Company's LLC Agreement. During the second quarter, the Company's board of directors declared a distribution to the Holders of the Allocation Interests of $8.6 million in connection with the sale of FOX shares in March 2016. The profit allocation payment was made during the quarter ended June 30, 2016. The Company's board of directors declared a distribution to the Holders of the Allocation Interests of $11.6 million in connection with the sale of FOX shares in August 2016. That payment was made, offset by negative profit allocation related to the Sale Event from the Tridien disposition, in the fourth quarter of 2016. The Company's board of directors declared a distribution to the Holders of the Allocation Interests of $13.4 million related to the November 2016 sale of FOX shares in the fourth quarter of 2016. The amount of the distribution was accrued at December 31, 2016 in the line Due to Related Party in the Consolidated Balance Sheets and paid in January 2017. The sale of FOX shares in March 2017 qualified as a Sale Event under the Company's LLC Agreement. In April 2017, with respect to the March 2017 Offering, the Company's board of directors approved and declared a profit allocation payment totaling $25.8 million that was paid in the second quarter of 2017.
Arnold Joint Venture
Arnold is a 50% partner in a China rare earth mine-to-magnet joint venture. Arnold accounts for its activity in the joint venture utilizing the equity method of accounting. Gains and losses from the joint venture were not material for the years ended December 31, 2018, 2017 and 2016.